Other Operating Income	12 Months Ended
Dec. 31, 2023
Other Operating Income
Other Operating Income

Note 4 Other Operating Income

	Year Ended December 31,
	2023	2022	2021
Exchange rate differences	17,183	—	149
Pass through costs	7,648	439	—
Net gains on disposal of non-current assets	941	—	110
Change in value of the contingent consideration at fair value	18,835	—	—
Other income	1	2,423	—
Total	44,608	2,862	259

Regarding value of the contingent consideration, see Note 27 Contingent consideration.